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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21664

                          Pioneer Series Trust III
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2012 through August 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Disciplined
                        Value Fund

                        (Formerly Pioneer Fundamental Value Fund.
                        See Note to Shareholders on Page 4 for more information.)

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2013
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     CVFCX
                        Class B     CVFBX
                        Class C     CVCFX
                        Class R     CVRFX
                        Class Y     CVFYX
                        Class Z     CVFZX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          23

Notes to Financial Statements                                                 33

Report of Independent Registered Public Accounting Firm                       42

Trustees, Officers and Service Providers                                      44

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy as we head into the second half of 2013, we continue to see slow, but ongoing, growth. Employment has been steadily rising. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without, it seems, driving the economy back into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has hinted that it may begin to scale back its bond purchases (currently $85 billion per month in quantitative easing, or "QE") later in 2013, and could terminate the purchases altogether sometime in 2014, depending on subsequent economic data releases. Pioneer believes that, barring an external shock, modest economic growth can be sustained at least over the next couple of years without continuous, aggressive intervention from the Fed.

The Fed has also said that short-term interest rates are likely to remain near zero for some time to come. Given that inflation remains subdued and unemployment remains high, there is no urgency about raising rates.

While inflation is not a near-term concern, the Fed's aggressive monetary policies helped investors drive long-term Treasury yields to unsustainably low levels. A return to more normal levels in response to expectations of a stronger economy and the potential for less QE resulted in disappointing returns for bond investors during the first half of 2013, but the stock market rewarded shareholders who were undaunted by the double-barreled threat of the "fiscal cliff" and debt-ceiling debates at the beginning of 2013.

The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 13.82% during the first six months of 2013, while the Barclays Aggregate Bond Index, which tracks the performance of a higher-quality U.S. bond universe, returned -2.44%. Investors showed a rising preference for higher-yielding corporate paper over government bonds during the first half of 2013, helping the Bank of America Merrill Lynch High Yield Master II Index, which measures the performance of high-yield corporate bonds, to post a 1.50% return for the six months ended June 30, 2013. Three-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned 0.03% in the first half of 2013.

* Dividends are not guaranteed.

2 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

There are certainly risks and uncertainties that continue to plague the global economy. Europe remains in recession and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's quantitative easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013.

There are also geopolitical worries abroad and political fights at home, and while most of the widely recognized risks we've outlined may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/13 3

Portfolio Management Discussion | 8/31/13

Note to Shareholders: Effective June 7, 2013, Pioneer Disciplined Value Fund ("the predecessor fund") reorganized with Pioneer Fundamental Value Fund. As a result of the reorganization, Pioneer Fundamental Value Fund was renamed Pioneer Disciplined Value Fund. The investment strategies, performance and financial history, inception date, fiscal year end, and portfolio management team of the combined Fund are that of the predecessor Pioneer Disciplined Value Fund.

In the following interview, John Peckham, CFA, Co-Head of Equity Research, U.S., at Pioneer, discusses the market environment for stocks during the 12 months ended August 31, 2013, and the performance of Pioneer Disciplined Value Fund in that environment. Effective June 7, 2013, Mr. Peckham, along with Ashesh (Ace) Savla, senior quantitative research analyst at Pioneer, and Brian Popiel, fundamental research analyst at Pioneer, are responsible for the day-to-day management of the Portfolio. Prior to June 7, 2013, Mr. Peckham and Edward T. "Ned" Shadek, were responsible for day-to-day management of the Portfolio.

Q How would you describe the market environment for equities during the 12 months ended August 31, 2013?

A The 12-month period was a good one for equity investors, driven by corporate price-to-earnings (multiple) expansion and an overall decrease in the systemic risks present in the market.

    The period started off well for equities in the early fall of 2012, but then stocks weakened after the U.S. elections in November as investors began to fear the potential consequences of the looming year-end political stalemate in Washington over budget and tax policies (the so-called "fiscal cliff"). Once lawmakers struck a last-second deal on the fiscal cliff, however, the equity markets rallied into the spring of 2013, slowing only briefly due to some market trepidation about the potential effects of budget "sequestration" - a series of automatic spending cuts that were a part of the fiscal cliff deal - on certain industries (such as defense), but those fears turned out to be overblown and equities continued to produce solid gains.

    In May, Federal Reserve (Fed) Chairman Bernanke announced that the U.S. central bank was looking at a possible timeline to begin tapering the pace of its stimulative monthly bond purchases (quantitative easing), a statement that rattled investors and contributed to a dramatic sell-off of the fixed-income markets in June, with a slight contagion effect spilling over to equities. Chairman Bernanke later stated, however, that any tapering of quantitative easing would be based on the strength of future U.S. economic data releases, and so equities rallied again in July before declining in August, the final month of the period, due in part to some disappointing economic news.

4 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

Q How did the Fund perform in that environment during the 12 months ended August 31, 2013?

A Pioneer Disciplined Value Fund's Class A shares returned 16.22% at net asset value during the 12 months ended August 31, 2013, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 23.10%. During the same period, the average return of the 1,176 mutual funds in Morningstar's Large-Cap Value category was 20.94%.

Q What were the main reasons for the Fund's underperformance of the Russell Index during the 12 months ended August 31, 2013, and what individual holdings had the most negative effects on relative performance?

A While the Fund posted a solid absolute return during the 12-month period, its benchmark-relative performance was disappointing. The primary reason for the underperformance relative to the Russell Index was stock selection, particularly in the financials, consumer discretionary and information technology sectors.

    The Fund's worst performers in the information technology sector were Apple and Microsoft, both of which were sold from the portfolio during the period but still did enough damage during the time the Fund owned them to affect relative performance. We decided to reopen a position in Apple after the period ended, however, as we still view it as a solid franchise overall.

    In financials, not owning Bank of America (B of A) was the biggest detractor from the Fund's benchmark-relative performance in the sector. We have held a negative view of B of A for some time now, due to the company's inability to generate consistent earnings power. The stock fell back to earth after a big December 2012 rally, and so we remain comfortable with our decision not to hold a B of A position in the portfolio--though the stock did rally again over the final month of the period. Another former Fund position, in Capital One Financial, also was a large detractor from relative performance. Capital One made two large acquisitions in 2012 that did not work out as anticipated, and so we eliminated the Fund's position in February 2013. Unfortunately, the stock rallied again after we sold it, thus hurting relative performance even further.

    In consumer discretionary, a lack of auto-related names in the portfolio was the primary reason the Fund underperformed the Russell Index in the sector, as the auto industry rallied throughout much of the 12-month period. Finally, the Fund's benchmark-relative returns in the materials sector also lagged, with a position in Mosaic, a fertilizer producer, being the biggest culprit. Mosaic's performance dipped on weak global fertilizer demand as well as the market's disappointment that a proposed share buyback never materialized. We sold Mosaic from the portfolio before the stock price collapsed, but the position had flat-lined and ate away at relative performance for the entire time the Fund owned it.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/13 5

Q What positions or sector allocation decisions helped the Fund's performance relative to the Russell Index during the 12 months ended August 31, 2013?

A Stock selection in energy as well as portfolio underweights to the interest-rate-sensitive telecom services and utilities sectors (sectors that underperformed in a rising-rate environment) were the biggest contributors to the Fund's benchmark-relative performance during the period.

    In energy, the holdings that contributed the most to relative returns were ExxonMobil and Marathon Petroleum. Exxon was a case of good timing, as the stock fared well while the Fund owned it and then slumped after it was sold from the portfolio. We took profits in Marathon Petroleum, a refiner, whose stock had performed very well due to strong North American refining margins as well as the company's expanded export capacity.

    Other individual Fund holdings that contributed to relative performance during the period included Citigroup, Aetna, Raytheon and Yahoo!. We have been bullish on Citigroup because of our confidence in the new CEO's ability to restore the company's earning power. At this point, it appears to be so far, so good, as the company is on the cusp of being able to return some capital to shareholders through share buybacks and dividend increases--something Citigroup has been unable to do for the past five years. In addition, Citigroup has continued to exit many of its bad mortgage positions and has greatly reduced those numbers on the company's balance sheet.

    Aetna, a managed-care health insurer, is a position that has continued to perform well for the Fund. We purchased defense contractor Raytheon when the stock's price was depressed due to market fears over the potential effects of budget sequestration on the defense industry. As we expected, Raytheon's defense businesses were not affected by sequestration and the stock performed well. And finally, we used the proceeds from our sale of Microsoft to fund the purchase of Yahoo!. We had viewed Yahoo! as an undervalued stock given that the market, in our opinion, was not assigning enough value to the company's Asian assets and also was mispricing the potential for Yahoo's "classic" business. The company performed well and also made a large share buyback during the period.

Q   What is your outlook for the remainder of 2013?

A We continue to be positive about U.S. equities and about value stocks in particular, as they meaningfully outperformed growth stocks during the last 12 months. Stocks continue to look like solid investments in both absolute and valuation terms, especially when compared with fixed-income and other investment alternatives.

6 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

    On the macroeconomic front, the factors that have driven the rally in domestic equities over much of the past year remain in place: The U.S. economy is doing reasonably well, if not robustly, and the Fed remains accommodative. In addition, the recession in Europe appears to be bottoming, which should help global equity markets in general.

    We do believe, however, that the Fed has injected some uncertainty with its recent announcement (in September) that it would in fact delay the tapering of quantitative easing, a decision that could spur market volatility around each future Federal Open Market Committee meeting.

Please refer to the Schedule of Investments on pages 18-22 for a full listing of Fund securities.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investing in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/13 7

Portfolio Summary | 8/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                91.7%
International Common Stocks                        7.1%
Depositary Receipts for International Stocks       1.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                        30.5%
Health Care                                       13.7%
Industrials                                       12.8%
Energy                                            12.2%
Information Technology                             9.7%
Consumer Discretionary                             9.1%
Consumer Staples                                   7.2%
Utilities                                          2.0%
Telecommunication Services                         1.6%
Materials                                          1.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

   1.  Johnson & Johnson Co.                                               4.50%
--------------------------------------------------------------------------------
   2.  Chevron Corp.                                                       4.43
--------------------------------------------------------------------------------
   3.  Citigroup, Inc.                                                     4.35
--------------------------------------------------------------------------------
   4.  Pfizer, Inc.                                                        3.53
--------------------------------------------------------------------------------
   5.  Occidental Petroleum Corp.                                          3.15
--------------------------------------------------------------------------------
   6.  JPMorgan Chase & Co.                                                2.99
--------------------------------------------------------------------------------
   7.  Ingersoll-Rand Plc                                                  2.86
--------------------------------------------------------------------------------
   8.  Cisco Systems, Inc.                                                 2.82
--------------------------------------------------------------------------------
   9.  The Goldman Sachs Group, Inc.                                       2.72
--------------------------------------------------------------------------------
  10.  Aetna, Inc.                                                         2.67
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

Prices and Distributions | 8/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                      8/31/13                     8/31/12*
--------------------------------------------------------------------------------
          A                         $19.80                      $18.10
--------------------------------------------------------------------------------
          C                         $19.64                      $17.91
--------------------------------------------------------------------------------
          Y                         $19.85                      $18.18
--------------------------------------------------------------------------------
        Class                      8/31/13                     6/7/13*
--------------------------------------------------------------------------------
          B*                        $19.72                      $20.10
--------------------------------------------------------------------------------
          R*                        $19.49                      $19.83
--------------------------------------------------------------------------------
          Z*                        $19.69                      $20.01
--------------------------------------------------------------------------------

Distributions per Share: 9/1/12-8/31/13*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term               Long-Term
     Class            Dividends          Capital Gains           Capital Gains
--------------------------------------------------------------------------------
       A               $0.3196              $    --                 $0.8664
--------------------------------------------------------------------------------
       B*              $    --              $    --                 $    --
--------------------------------------------------------------------------------
       C               $0.1102              $    --                 $0.8575
--------------------------------------------------------------------------------
       R*              $    --              $    --                 $    --
--------------------------------------------------------------------------------
       Y               $0.3998              $    --                 $0.8548
--------------------------------------------------------------------------------
       Z*              $    --              $    --                 $    --
--------------------------------------------------------------------------------

* The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares, Class R shares, or Class Z shares. Accordingly, no financial information is presented for those share classes for periods prior to June 7, 2013. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization.

The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-15.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/13 9

Performance Update | 8/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                           Net Asset            Public Offering
Period                     Value (NAV)          Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                  4.88%               4.08%
5 Years                     6.05                4.79
1 Year                     16.22                9.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2012, as revised June 10, 2013)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           1.14%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Disciplined        Russell 1000
                         Value Fund                 Value Index
12/31/2005               $   9,425                  $  10,000
8/31/2006                $  10,181                  $  11,098
8/31/2007                $  11,835                  $  12,524
8/31/2008                $  10,257                  $  10,688
8/31/2009                $   8,888                  $   8,522
8/31/2010                $   9,064                  $   8,945
8/31/2011                $  10,306                  $  10,230
8/31/2012                $  11,832                  $  11,999
8/31/2013                $  13,756                  $  14,771

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

10 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

Performance Update | 8/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                           If                 If
Period                     Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                  4.09%              4.09%
5 Years                     5.24               5.24
1 Year                     15.29              11.29
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2012, as revised June 10, 2013)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           2.07%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Disciplined        Russell 1000
                         Value Fund                 Value Index
12/31/2005               $  10,000                  $  10,000
8/31/2006                $  10,744                  $  11,098
8/31/2007                $  12,397                  $  12,524
8/31/2008                $  10,663                  $  10,688
8/31/2009                $   9,171                  $   8,522
8/31/2010                $   9,283                  $   8,945
8/31/2011                $  10,746                  $  10,230
8/31/2012                $  11,938                  $  11,999
8/31/2013                $  13,764                  $  14,771

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares. Accordingly, the performance of Class B shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and services fees of Class B shares, but not other differences in expenses.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 11

Performance Update | 8/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                            If              If
Period                      Held            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/16/08)                    5.53%           5.53%
5 Years                      5.08            5.08
1 Year                      15.32           15.28
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated November 1, 2012, as revised June 10, 2013)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            1.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Disciplined        Russell 1000
                         Value Fund                 Value Index
7/31/2008                $  10,000                  $  10,000
8/31/2008                $  10,148                  $  10,170
8/31/2009                $   8,717                  $   8,109
8/31/2010                $   8,810                  $   8,511
8/31/2011                $   9,925                  $   9,734
8/31/2012                $  11,276                  $  11,418
8/31/2013                $  12,999                  $  14,056

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

12 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

Performance Update | 8/31/13                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                          If               If
Period                    Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                 4.37%            4.37%
5 Years                    5.53             5.53
1 Year                    15.72            15.72
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2012, as revised June 10, 2013)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.34%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Disciplined        Russell 1000
                         Value Fund                 Value Index
12/31/2005               $  10,000                  $  10,000
8/31/2006                $  10,762                  $  11,098
8/31/2007                $  12,448                  $  12,524
8/31/2008                $  10,734                  $  10,688
8/31/2009                $   9,256                  $   8,522
8/31/2010                $   9,392                  $   8,945
8/31/2011                $  10,625                  $  10,230
8/31/2012                $  12,138                  $  11,999
8/31/2013                $  14,047                  $  14,771

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 13

Performance Update | 8/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                           If              If
Period                     Held            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                  5.10%           5.10%
5 Years                     6.35            6.35
1 Year                     16.63           16.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2012, as revised June 10, 2013)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           0.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                         Pioneer Disciplined        Russell 1000
                         Value Fund                 Value Index
12/31/2005               $ 5,000,000                $ 5,000,000
8/31/2006                $ 5,398,990                $ 5,548,797
8/31/2007                $ 6,276,091                $ 6,262,058
8/31/2008                $ 5,450,402                $ 5,343,904
8/31/2009                $ 4,729,740                $ 4,260,867
8/31/2010                $ 4,836,623                $ 4,472,278
8/31/2011                $ 5,519,068                $ 5,114,855
8/31/2012                $ 6,357,936                $ 5,999,685
8/31/2013                $ 7,413,680                $ 7,385,708

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses. Performance shown for periods prior to the inception of Class Y shares of the predecessor fund on July 31, 2008, is the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares of the predecessor fund prior to their inception on July 31, 2008, would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

Performance Update | 8/31/13                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                            If              If
Period                      Held            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                   4.89%           4.89%
5 Years                      6.05            6.05
1 Year                      16.31           16.31
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2012, as revised June 10, 2013)
--------------------------------------------------------------------------------
                            Gross           Net
--------------------------------------------------------------------------------
                            0.92%           0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Disciplined        Russell 1000
                         Value Fund                 Value Index
12/31/2005               $  10,000                  $  10,000
8/31/2006                $  10,798                  $  11,098
8/31/2007                $  12,552                  $  12,524
8/31/2008                $  10,878                  $  10,688
8/31/2009                $   9,427                  $   8,522
8/31/2010                $   9,614                  $   8,945
8/31/2011                $  10,930                  $  10,230
8/31/2012                $  12,549                  $  11,999
8/31/2013                $  14,595                  $  14,771

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class Z shares. Accordingly, the performance of Class Z shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitations currently in effect through January 1, 2015, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from March 1, 2013, through August 31, 2013.

--------------------------------------------------------------------------------------------------------
Share Class                   A             B            C             R             Y            Z
--------------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00     $1,000.00    $1,000.00     $1,000.00     $1,000.00    $1,000.00
Value on 3/1/13**
--------------------------------------------------------------------------------------------------------
Ending Account            $1,075.12     $  981.10    $1,070.16     $  982.80     $1,076.82    $  984.00
Value (after expenses)
on 8/31/13
--------------------------------------------------------------------------------------------------------
Expenses Paid             $    6.49     $    4.90    $   10.54     $    3.27     $    4.45    $    2.10
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.24%, 2.10%, 2.02%, 1.40%, 0.85%, and 0.90% for Class A, Class B, Class C, Class
    R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (86/365 for Class B, Class R, and Class Z shares) (to reflect the partial year period).

** The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares, Class R shares or Class Z shares. Accordingly, no financial information is presented for these classes of shares for periods prior to June 7, 2013.

16 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2013, through August 31, 2013.

--------------------------------------------------------------------------------------------------------
Share Class                   A             B            C             R             Y            Z
--------------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00     $1,000.00    $1,000.00     $1,000.00     $1,000.00    $1,000.00
Value on 3/1/13**
--------------------------------------------------------------------------------------------------------
Ending Account            $1,018.95     $1,006.83    $1,015.02     $1,008.48     $1,020.92    $1,009.66
Value (after expenses)
on 8/31/13
--------------------------------------------------------------------------------------------------------
Expenses Paid             $    6.31     $    4.96    $   10.26     $    3.31     $    4.33    $    2.13
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.24%, 2.10%, 2.02%, 1.40%, 0.85%, and 0.90% for Class A, Class B, Class C, Class
    R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (86/365 for Class B, Class R, and Class Z shares) (to reflect the partial year period).

** The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares, Class R shares or Class Z shares. Accordingly, no financial information is presented for these classes of shares for periods prior to June 7, 2013.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 17

Schedule of Investments | 8/31/13

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                COMMON STOCKS -- 99.9%
                ENERGY -- 12.2%
                Oil & Gas Equipment & Services -- 1.6%
     426,667    Halliburton Co.                                        $   20,480,016
-------------------------------------------------------------------------------------
                Integrated Oil & Gas -- 7.6%
     477,813    Chevron Corp.                                          $   57,543,020
     463,763    Occidental Petroleum Corp.                                 40,908,534
                                                                       --------------
                                                                       $   98,451,554
-------------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 2.1%
     803,961    Marathon Oil Corp.                                     $   27,680,377
-------------------------------------------------------------------------------------
                Oil & Gas Refining & Marketing -- 0.9%
     168,875    Marathon Petroleum Corp.*                              $   12,245,126
                                                                       --------------
                Total Energy                                           $  158,857,073
-------------------------------------------------------------------------------------
                MATERIALS -- 1.2%
                Commodity Chemicals -- 1.2%
     224,400    LyondellBasell Industries NV                           $   15,741,660
                                                                       --------------
                Total Materials                                        $   15,741,660
-------------------------------------------------------------------------------------
                CAPITAL GOODS -- 9.7%
                Aerospace & Defense -- 3.0%
     338,100    Raytheon Co.                                           $   25,496,121
     140,564    United Technologies Corp.                                  14,070,456
                                                                       --------------
                                                                       $   39,566,577
-------------------------------------------------------------------------------------
                Electrical Components & Equipment -- 1.1%
     228,700    Eaton Corp., Plc                                       $   14,481,284
-------------------------------------------------------------------------------------
                Industrial Conglomerates -- 2.7%
   1,488,988    General Electric Co.                                   $   34,455,182
-------------------------------------------------------------------------------------
                Industrial Machinery -- 2.9%
     627,690    Ingersoll-Rand Plc                                     $   37,121,587
                                                                       --------------
                Total Capital Goods                                    $  125,624,630
-------------------------------------------------------------------------------------
                TRANSPORTATION -- 3.2%
                Airlines -- 1.0%
     451,800    United Continental Holdings, Inc.*                     $   12,858,228
-------------------------------------------------------------------------------------
                Railroads -- 2.2%
     185,806    Union Pacific Corp.                                    $   28,528,653
                                                                       --------------
                Total Transportation                                   $   41,386,881
-------------------------------------------------------------------------------------
                MEDIA -- 4.8%
                Movies & Entertainment -- 4.8%
     490,881    The Walt Disney Co.                                    $   29,860,291
     544,782    Time Warner, Inc.                                          32,975,654
                                                                       --------------
                                                                       $   62,835,945
                                                                       --------------
                Total Media                                            $   62,835,945
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                RETAILING -- 4.3%
                Department Stores -- 2.2%
     640,072    Macy's, Inc.                                           $   28,438,399
-------------------------------------------------------------------------------------
                Home Improvement Retail -- 2.1%
     612,100    Lowe's Companies, Inc.                                 $   28,046,422
                                                                       --------------
                Total Retailing                                        $   56,484,821
-------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 2.3%
                Drug Retail -- 2.3%
     510,826    CVS Caremark Corp.                                     $   29,653,449
                                                                       --------------
                Total Food & Staples Retailing                         $   29,653,449
-------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 5.0%
                Soft Drinks -- 3.8%
     641,100    Coca-Cola Enterprises, Inc.                            $   23,977,140
     314,100    PepsiCo, Inc.                                              25,043,193
                                                                       --------------
                                                                       $   49,020,333
-------------------------------------------------------------------------------------
                Tobacco -- 1.2%
     456,819    Altria Group, Inc.                                     $   15,477,028
                                                                       --------------
                Total Food, Beverage & Tobacco                         $   64,497,361
-------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 3.7%
                Health Care Equipment -- 1.0%
     247,800    Medtronic, Inc.                                        $   12,823,650
-------------------------------------------------------------------------------------
                Managed Health Care -- 2.7%
     546,140    Aetna, Inc.                                            $   34,619,815
                                                                       --------------
                Total Health Care Equipment & Services                 $   47,443,465
-------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                SCIENCES -- 10.1%
                Pharmaceuticals -- 10.1%
     675,492    Johnson & Johnson Co.                                  $   58,369,265
     569,484    Merck & Co., Inc.                                          26,930,898
   1,624,016    Pfizer, Inc.                                               45,813,491
                                                                       --------------
                                                                       $  131,113,654
                                                                       --------------
                Total Pharmaceuticals, Biotechnology & Life Sciences   $  131,113,654
-------------------------------------------------------------------------------------
                BANKS -- 7.7%
                Diversified Banks -- 1.0%
     316,539    Wells Fargo & Co.                                      $   13,003,422
-------------------------------------------------------------------------------------
                Regional Banks -- 6.7%
     241,500    BB&T Corp.                                             $    8,201,340
   1,750,700    KeyCorp                                                    20,430,669
   2,834,800    Regions Financial Corp.                                    26,647,120
     436,851    The PNC Financial Services Group, Inc.                     31,571,222
                                                                       --------------
                                                                       $   86,850,351
                                                                       --------------
                Total Banks                                            $   99,853,773
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 19

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 14.7%
                Other Diversified Financial Services -- 7.3%
   1,169,498    Citigroup, Inc.                                        $   56,521,838
     767,452    JPMorgan Chase & Co.                                       38,779,350
                                                                       --------------
                                                                       $   95,301,188
-------------------------------------------------------------------------------------
                Consumer Finance -- 2.2%
     600,171    Discover Financial Services, Inc.                      $   28,358,080
-------------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 5.2%
   1,264,000    Morgan Stanley Co.                                     $   32,560,640
     232,344    The Goldman Sachs Group, Inc.                              35,346,493
                                                                       --------------
                                                                       $   67,907,133
                                                                       --------------
                Total Diversified Financials                           $  191,566,401
-------------------------------------------------------------------------------------
                INSURANCE -- 8.1%
                Life & Health Insurance -- 1.0%
     463,700    Unum Group, Inc.                                       $   13,693,061
-------------------------------------------------------------------------------------
                Multi-line Insurance -- 1.8%
     778,100    Hartford Financial Services Group, Inc.                $   23,031,760
-------------------------------------------------------------------------------------
                Property & Casualty Insurance -- 5.3%
     286,000    ACE, Ltd.                                              $   25,087,920
     532,296    The Allstate Corp.                                         25,507,624
     226,000    The Travelers Companies, Inc.                              18,057,400
                                                                       --------------
                                                                       $   68,652,944
                                                                       --------------
                Total Insurance                                        $  105,377,765
-------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 2.6%
                Internet Software & Services -- 2.6%
   1,254,000    Yahoo!, Inc.*                                          $   34,008,480
                                                                       --------------
                Total Software & Services                              $   34,008,480
-------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 6.0%
                Communications Equipment -- 2.8%
   1,568,800    Cisco Systems, Inc.                                    $   36,568,728
-------------------------------------------------------------------------------------
                Computer Hardware -- 3.2%
      35,900    Apple, Inc.                                            $   17,485,095
   1,086,700    Hewlett-Packard Co.                                        24,276,878
                                                                       --------------
                                                                       $   41,761,973
                                                                       --------------
                Total Technology Hardware & Equipment                  $   78,330,701
-------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
                Semiconductors -- 1.1%
     295,106    Analog Devices, Inc.                                   $   13,657,506
                                                                       --------------
                Total Semiconductors & Semiconductor Equipment         $   13,657,506
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 1.2%
                Wireless Telecommunication Services -- 1.2%
     462,400    Vodafone Group Plc (A.D.R.)                            $   14,958,640
                                                                       --------------
                Total Telecommunication Services                       $   14,958,640
-------------------------------------------------------------------------------------
                UTILITIES -- 2.0%
                Electric Utilities -- 2.0%
     330,300    NextEra Energy, Inc.*                                  $   26,542,908
                                                                       --------------
                Total Utilities                                        $   26,542,908
-------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $1,144,610,460)                                  $1,297,935,113
-------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 99.9%
                (Cost $1,144,610,460) (a)                              $1,297,935,113
-------------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 0.1%                     $    1,687,613
-------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                             $1,299,622,726
=====================================================================================

*          Non-income producing security.

(A.D.R.)   American Depositary Receipts.

(a) At August 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,149,002,672 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                              $162,715,133

             Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                               (13,782,692)
                                                                                       ------------
             Net unrealized appreciation                                               $148,932,441
                                                                                       ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2013 aggregated $248,421,436 and $414,480,866, respectively. Excluded from these amounts are $393,180,546 and $402,414,666 in purchases and sales, respectively, that resulted from realigning the Fund's portfolio holdings with those of the Predecessor Fund.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 21

The following is a summary of the inputs used as of August 31, 2013, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                       Level 1            Level 2     Level 3     Total
--------------------------------------------------------------------------------
Common Stocks          $1,297,935,113     $ --        $ --        $1,297,935,113
--------------------------------------------------------------------------------
Total                  $1,297,935,113     $ --        $ --        $1,297,935,113
================================================================================

During the year ended August 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

Statement of Assets and Liabilities | 8/31/13

ASSETS:
  Investment in securities, at value (cost $1,144,610,460)        $1,297,935,113
  Cash                                                                 2,465,848
  Receivables --
     Investment securities sold                                        8,345,756
     Fund shares sold                                                    718,037
     Dividends                                                         3,353,835
     Due from Pioneer Investment Management, Inc.                         86,985
  Prepaid expenses                                                        35,204
--------------------------------------------------------------------------------
         Total assets                                             $1,312,940,778
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                              $    8,333,201
     Fund shares repurchased                                           4,187,201
  Due to affiliates                                                      636,949
  Accrued expenses                                                       160,701
--------------------------------------------------------------------------------
         Total liabilities                                        $   13,318,052
================================================================================
NET ASSETS:
  Paid-in capital                                                 $1,030,288,380
  Undistributed net investment income                                  2,205,511
  Accumulated net realized gain on investments                       113,804,182
  Net unrealized appreciation on investments                         153,324,653
--------------------------------------------------------------------------------
         Total net assets                                         $1,299,622,726
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $677,504,294/34,210,548 shares)               $        19.80
  Class B (based on $30,523,257/1,547,571 shares)                 $        19.72
  Class C (based on $214,331,205/10,912,181 shares)               $        19.64
  Class R (based on $23,718,409/1,216,948 shares)                 $        19.49
  Class Y (based on $347,634,780/17,512,114 shares)               $        19.85
  Class Z (based on $5,910,781/300,157 shares)                    $        19.69
MAXIMUM OFFERING PRICE:
  Class A ($19.80 (divided by) 94.25%)                            $        21.01
================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 23

Statement of Operations

For the Year Ended 8/31/13

INVESTMENT INCOME:
  Dividends                                                        $   7,306,513
  Interest                                                                   920
------------------------------------------------------------------------------------------------
         Total investment income                                                   $   7,307,433
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $   2,239,665
  Transfer agent fees
     Class A                                                             154,978
     Class B                                                              13,274
     Class C                                                              41,161
     Class R                                                               3,951
     Class Y                                                              35,521
     Class Z                                                               2,848
  Distribution fees
     Class A                                                             417,559
     Class B                                                              75,964
     Class C                                                             510,734
     Class R                                                              29,170
  Shareholder communication expense                                      760,698
  Administrative reimbursements                                          105,958
  Custodian fees                                                          19,218
  Registration fees                                                      118,794
  Professional fees                                                       88,985
  Printing expense                                                        46,515
  Fees and expenses of nonaffiliated Trustees                             16,449
  Miscellaneous                                                           14,934
------------------------------------------------------------------------------------------------
     Total expenses                                                                $   4,696,376
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                         (329,372)
------------------------------------------------------------------------------------------------
  Net expenses                                                                     $   4,367,004
------------------------------------------------------------------------------------------------
         Net investment income                                                     $   2,940,429
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
     Investments                                                   $ 110,679,212
     Class Actions                                                         1,305   $ 110,680,517
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                             $(127,884,909)
------------------------------------------------------------------------------------------------
  Net loss on investments                                                          $ (17,204,392)
------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                             $ (14,263,963)
================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                            Year Ended       Year Ended
                                                            8/31/13          8/31/12
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $    2,940,429   $    707,615
Net realized gain (loss) on investments                        110,680,517     (1,397,977)
Change in net unrealized appreciation (depreciation)
      on investments                                          (127,884,909)     6,895,504
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  (14,263,963)  $  6,205,142
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.32* and $0.19* per share, respectively)   $      (46,903)  $    (15,803)
      Class C ($0.11* and $0.02* per share, respectively)           (4,850)        (1,132)
      Class Y ($0.40* and $0.23* per share, respectively)         (881,566)      (604,696)
Net realized gain:
      Class A ($0.87* and $1.02* per share, respectively)         (147,718)       (82,992)
      Class C ($0.86* and $1.01* per share, respectively)          (42,068)       (42,010)
      Class Y ($0.85* and $1.01* per share, respectively)       (1,908,041)    (2,577,701)
-----------------------------------------------------------------------------------------
          Total distributions to shareowners                $   (3,031,146)  $ (3,324,334)
=========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $   38,473,634   $  3,552,222
Shares issued in reorganization                              1,458,178,358             --
Reinvestment of distributions                                      241,645         93,899
Cost of shares repurchased                                    (224,290,223)    (9,934,443)
-----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
          Fund share transactions                           $1,272,603,414   $ (6,288,322)
-----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $1,255,308,305   $ (3,407,514)
NET ASSETS:
Beginning of year                                               44,314,421     47,721,935
-----------------------------------------------------------------------------------------
End of year                                                 $1,299,622,726   $ 44,314,421
-----------------------------------------------------------------------------------------
Undistributed net investment income                         $    2,205,511   $    410,651
=========================================================================================

* Historical per share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Fundamental Value Fund) with Pioneer Disciplined Value Fund.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 25

Statements of Changes in Net Assets (continued)(1)

-------------------------------------------------------------------------------------------------------------------
                                               '13 Shares       '13 Amount         '12 Shares       '12 Amount
-------------------------------------------------------------------------------------------------------------------
Class A*
Shares sold                                     1,143,531       $  22,970,662          82,091       $     1,408,673
Shares issued in reorganization                37,992,998         764,864,326              --                    --
Reinvestment of distributions                       9,908             190,434           4,119                64,204
Less shares repurchased                        (5,050,921)       (102,128,090)        (51,015)             (885,908)
-------------------------------------------------------------------------------------------------------------------
      Net increase                             34,095,516       $ 685,897,332          35,195       $       586,969
===================================================================================================================
Class B
Shares sold                                         1,822       $      37,204              --       $            --
Shares issued in reorganization                 1,695,126          34,055,435              --                    --
Reinvestment of distributions                          --                  --              --                    --
Less shares repurchased                          (149,377)         (3,023,066)             --                    --
-------------------------------------------------------------------------------------------------------------------
      Net increase                              1,547,571       $  31,069,573              --       $            --
-------------------------------------------------------------------------------------------------------------------
Class C*
Shares sold                                       163,434       $   3,265,893          22,747       $       399,187
Shares issued in reorganization                11,375,131         227,553,144              --                    --
Reinvestment of distributions                       2,450              47,022           1,944                29,695
Less shares repurchased                          (663,319)        (13,313,095)        (30,199)             (521,695)
-------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                  10,877,696       $ 217,552,964          (5,508)      $       (92,813)
===================================================================================================================
Class R
Shares sold                                        56,277       $   1,124,288              --       $            --
Shares issued in reorganization                 1,281,684          25,400,093              --                    --
Reinvestment of distributions                          --                  --              --                    --
Less shares repurchased                          (121,013)         (2,412,252)             --                    --
-------------------------------------------------------------------------------------------------------------------
      Net increase                              1,216,948       $  24,112,129              --       $            --
-------------------------------------------------------------------------------------------------------------------
Class Y*
Shares sold                                       548,075       $  10,969,514         106,008       $     1,744,362
Shares issued in reorganization                19,796,357         399,112,240              --                    --
Reinvestment of distributions                         210               4,189              --                    --
Less shares repurchased                        (5,124,417)       (102,092,184)       (495,750)           (8,526,840)
-------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                  15,220,225       $ 307,993,759        (389,742)      $    (6,782,478)
===================================================================================================================
Class Z
Shares sold                                         5,277       $     106,073              --       $            --
Shares issued in reorganization                   359,707           7,193,120              --                    --
Reinvestment of distributions                          --                  --              --                    --
Less shares repurchased                           (64,827)         (1,321,536)             --                    --
-------------------------------------------------------------------------------------------------------------------
      Net increase                                300,157       $   5,977,657              --       $            --
-------------------------------------------------------------------------------------------------------------------

(1) As a result of the Reorganization, financial reporting for Class B, Class R and Class Z shares commenced on June 7, 2013. See Notes to Financial Statements - Note 1.

* Historical share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Fundamental Value Fund) with Pioneer Disciplined Value Fund.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year         Year         Year         Year         Year
                                                                    Ended        Ended        Ended        Ended        Ended
                                                                    8/31/13 (a)  8/31/12 (a)  8/31/11 (a)  8/31/10 (a)  8/31/09 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $  18.10     $ 17.00      $ 16.57      $ 17.07      $ 20.01
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $   0.33     $  0.23      $  0.15      $  0.13      $  0.19
   Net realized and unrealized gain (loss) on investments               2.56        2.08         2.08         0.25        (2.90)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations    $   2.89     $  2.31      $  2.23      $  0.38      $ (2.71)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.32)      (0.19)       (0.15)       (0.15)       (0.23)
   Net realized gain                                                   (0.87)      (1.02)       (1.65)       (0.73)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 $  (1.19)    $ (1.21)     $ (1.80)     $ (0.88)     $ (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   1.70     $  1.10      $  0.43      $ (0.50)     $ (2.94)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  19.80     $ 18.10      $ 17.00      $ 16.57      $ 17.07
====================================================================================================================================
Total return*                                                          16.22%      14.81%       13.69%        1.98%      (13.34)%
Ratio of net expenses to average net assets                             1.24%       1.25%        1.25%        1.25%        1.25%
Ratio of net investment income (loss) to average net assets             0.81%       1.23%        0.95%        0.78%        1.34%
Portfolio turnover rate                                                   70%         94%          91%         112%         114%
Net assets, end of period (in thousands)                            $677,504     $ 2,084      $ 1,358      $   892      $   526
Ratios with no waiver of fees and assumption of expenses by the
   Adviser:
   Total expenses                                                       1.34%       1.71%        1.68%        1.76%       13.37%
   Net investment income (loss)                                         0.71%       0.77%        0.52%        0.27%      (10.78)%
====================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements -
    Note 1.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 27

----------------------------------------------------------------------------------
                                                                      6/7/13 (a)
                                                                      to 8/31/13
----------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                  $ 20.10
----------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                               $    --(b)
  Net realized and unrealized loss on investments                       (0.38)
----------------------------------------------------------------------------------
Net decrease in net assets from investment operations                 $ (0.38)
----------------------------------------------------------------------------------
Net decrease in net asset value                                       $ (0.38)
----------------------------------------------------------------------------------
Net asset value, end of period                                        $ 19.72
==================================================================================
Total return*                                                           (1.89)%
Ratio of net expenses to average net assets                              2.10%**
Ratio of net investment loss to average net assets                      (0.13)%**
Portfolio turnover rate                                                    70%
Net assets, end of period (in thousands)                              $30,523
Ratios with no waiver of fees and assumption of expenses
  by the Adviser:
  Total expenses                                                         2.13%**
  Net investment loss                                                   (0.16)%**
==================================================================================

(a) Financial reporting for Class B shares commenced on June 7, 2013. See Notes to Financial Statements - Note 1.

(b) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Year         Year         Year         Year         Year
                                                                  Ended        Ended        Ended        Ended        Ended
                                                                  8/31/13 (a)  8/31/12 (a)  8/31/11 (a)  8/31/10 (a)  8/31/09 (a)
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $  17.91     $ 16.84      $ 16.43      $ 16.98      $ 19.83
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.08     $  0.06      $ (0.02)     $ (0.04)     $  0.06
   Net realized and unrealized gain (loss) on investments             2.62        2.04         2.06         0.25        (2.87)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   2.70     $  2.10      $  2.04      $  0.21      $ (2.81)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             (0.11)      (0.02)       (0.00)(b)    (0.04)       (0.04)
   Net realized gain                                                 (0.86)      (1.01)       (1.63)       (0.72)          --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               $  (0.97)    $ (1.03)     $ (1.63)     $ (0.76)     $ (0.04)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   1.73     $  1.07      $  0.41      $ (0.55)     $ (2.85)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  19.64     $ 17.91      $ 16.84      $ 16.43      $ 16.98
==================================================================================================================================
Total return*                                                        15.32%      13.62%       12.65%        1.07%      (14.10)%
Ratio of net expenses to average net assets                           2.02%       2.15%        2.15%        2.15%        1.99%
Ratio of net investment income (loss) to average net assets           0.04%       0.35%        0.05%       (0.12)%       0.59%
Portfolio turnover rate                                                 70%         94%          91%         112%         114%
Net assets, end of period (in thousands)                          $214,331     $   618      $   673      $   482      $   265
Ratios with no waiver of fees and assumption of expenses by the
   Adviser:
   Total expenses                                                     2.02%       2.34%        2.41%        2.40%       13.76%
   Net investment income (loss)                                       0.04%       0.16%       (0.21)%      (0.37)%     (11.18)%
==================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements -
    Note 1.

(b) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 29

----------------------------------------------------------------------------------------
                                                                             6/7/13 (a)
                                                                             to 8/31/13
----------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                         $ 19.83
----------------------------------------------------------------------------------------
Decrease from investment operations:
  Net investment income                                                      $  0.03
  Net realized and unrealized loss on investments                              (0.37)
----------------------------------------------------------------------------------------
Net decrease in net assets from investment operations                        $ (0.34)
----------------------------------------------------------------------------------------
Net decrease in net asset value                                              $ (0.34)
----------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 19.49
========================================================================================
Total return*                                                                  (1.72)%
Ratio of net expenses to average net assets                                     1.40%**
Ratio of net investment income to average net assets                            0.57%**
Portfolio turnover rate                                                           70%
Net assets, end of period (in thousands)                                     $23,718
Ratios with no waiver of fees and assumption of expenses
  by the Adviser:
  Total expenses                                                                1.51%**
  Net investment income                                                         0.46%**
========================================================================================

(a) Financial reporting for Class R shares commenced on June 7, 2013. See Notes to Financial Statements - Note 1.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year         Year         Year         Year
                                                                     Ended        Ended        Ended        Ended        Ended
                                                                     8/31/13 (a)  8/31/12 (a)  8/31/11 (a)  8/31/10 (a)  8/31/09 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                 $  18.18     $ 17.05      $ 16.57      $ 17.01      $ 19.79
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                             $   0.41     $  0.27      $  0.21      $  0.19      $  0.12
   Net realized and unrealized gain (loss) on investments                2.51        2.10         2.10         0.23        (2.76)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations     $   2.92     $  2.37      $  2.31      $  0.42      $ (2.64)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                (0.40)      (0.23)       (0.21)       (0.14)       (0.14)
   Net realized gain                                                    (0.85)      (1.01)       (1.62)       (0.72)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                  $  (1.25)    $ (1.24)     $ (1.83)     $ (0.86)     $ (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $   1.67     $  1.13      $  0.48      $ (0.44)     $ (2.78)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  19.85     $ 18.18      $ 17.05      $ 16.57      $ 17.01
====================================================================================================================================
Total return*                                                           16.63%      15.20%       14.11%        2.26%      (13.22)%
Ratio of net expenses to average net assets                              0.85%       0.90%        0.90%        0.90%        0.90%
Ratio of net investment income to average net assets                     1.29%       1.59%        1.30%        1.14%        1.41%
Portfolio turnover rate                                                    70%         94%          91%         112%         114%
Net assets, end of period (in thousands)                             $347,635     $41,613      $45,691      $29,306      $23,037
Ratios with no waiver of fees and assumption of expenses by the
   Adviser:
   Total expenses                                                        0.97%       1.03%        1.02%        1.22%        1.88%
   Net investment income                                                 1.16%       1.46%        1.19%        0.82%        0.43%
====================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements -
    Note 1.

* Assumes initial investment at net asset value at each beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 31

----------------------------------------------------------------------------------------
                                                                             6/7/13 (a)
                                                                             to 8/31/13
----------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                         $ 20.01
----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                                      $  0.07
  Net realized and unrealized loss on investments                              (0.39)
----------------------------------------------------------------------------------------
Net decrease in net assets from investment operations                        $ (0.32)
----------------------------------------------------------------------------------------
Net decrease in net asset value                                              $ (0.32)
----------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 19.69
========================================================================================
Total return*                                                                  (1.60)%
Ratio of net expenses to average net assets                                     0.90%**
Ratio of net investment income to average net assets                            1.05%**
Portfolio turnover rate                                                           70%
Net assets, end of period (in thousands)                                     $ 5,911
Ratios with no waiver of fees and assumption of expenses
  by the Adviser:
  Total expenses                                                                1.39%**
  Net investment income                                                         0.56%**
========================================================================================

(a) Financial reporting for Class Z shares commenced on June 7, 2013. See Notes to Financial Statements - Note 1.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

Notes to Financial Statements | 8/31/13

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund (the Fund) is a series of Pioneer Series Trust III, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund"), a series of Pioneer Series Trust V, on June 7, 2013. The predecessor fund was the accounting survivor of the reorganization. Accordingly, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The financial highlights and shareholder activity, as reflected in the statement of changes in net assets, have been adjusted to reflect the conversion rations used for the reorganization of the Fund with the predecessor fund. Prior to the reorganization, the Fund was named Pioneer Fundamental Value Fund. The Fund's investment objective is to seek long-term capital growth.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. The predecessor fund did not offer Class B, Class R or Class Z shares. Accordingly, financial reporting for Class B, Class R and Class Z shares commenced on June 7, 2013 and no financial information has been presented for prior periods. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At August 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

34 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three fiscal years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2013, the Fund reclassified $28,645 to decrease undistributed net investment income and $28,645 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At August 31, 2013, the Fund had a net capital loss carryforward of $11,294,142 which will expire in 2015 if not utilized. This amount represents capital losses which resulted from the reorganizations with Regions Morgan Keegan Select Value Fund on May 15, 2009 and may be subject to limitations imposed by the Internal Revenue Code.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 35

    The tax character of distributions paid by Pioneer Disciplined Value Fund were as follows:

---------------------------------------------------------------------------------------
                                                9/1/12 to 8/31/13     9/1/11 to 8/31/12
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                         $  933,319           $1,682,420
Long-term capital gain                                   2,097,827            1,641,914
---------------------------------------------------------------------------------------
     Total                                              $3,031,146           $3,324,334
=======================================================================================

    The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2013:

--------------------------------------------------------------------------------
                                                                            2013
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                       $  2,095,497
Undistributed long-term capital gain                                 129,600,550
Capital loss carryforward                                            (11,294,142)
Net unrealized gain                                                  148,932,441
--------------------------------------------------------------------------------
     Total                                                          $269,334,346
================================================================================

    Due to a different tax survivor and different tax year ends, the tax amounts include those related to Fund's tax year ended June 30, 2013 as well as its short tax year ended August 31, 2013.

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on other holdings.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $1,356 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended August 31, 2013, the Fund recognized gains of $1,305 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

36 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $2 billion of the Fund's average daily net assets, 0.55% of the next $4.5 billion of the Fund's average daily net assets and 0.525% of the Fund's average daily net assets over $7.5 billion. Prior to June 7, 2013, the Fund paid an annual fee equal to 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the next $1 billion of the Fund's average daily net assets, 0.60% of the next $1 billion of the Fund's average daily net assets, 0.55% of the next $4.5 billion of the Fund's average daily net assets, and 0.525% of the Fund's average daily net assets over $7.5 billion. Prior to June 7, 2013, the predecessor fund paid a management fee equal to 0.65% of the predecessor fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion of the predecessor fund's average daily net assets and 0.55% of the predecessor fund's average daily net assets over $5 billion. For the year ended August 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 2.10%, 1.40%, 0.85% and 0.90% of the average daily net assets attributable to Class A, Class B,

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 37

Class C, Class R, Class Y and Class Z shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $93,064 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                                 $442,326
Class B                                                                   19,562
Class C                                                                  104,695
Class R                                                                   14,146
Class Y                                                                  171,872
Class Z                                                                    8,097
--------------------------------------------------------------------------------
   Total                                                                $760,698
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $502,181 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a

38 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,704 in distribution fees payable to PFD at August 31, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2013, CDSCs in the amount of $35,334 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2013, the Fund had no borrowings under the credit facility.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 39

6. Reorganization Information

On June 7, 2013 ("Closing Date"), the Predecessor Fund was reorganized with the Fund. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the Predecessor Fund for shares of the Fund. Shareowners holding Class A, C and Y shares of the Predecessor Fund received Class A, C and Y shares of the Fund, respectively, in the reorganization. The Predecessor Fund did not offer Class B, Class R or Class Z shares. Financial reporting for Class B, Class R and Class Z shares commenced on June 7, 2013. The investment portfolio of the Predecessor Fund, with an aggregate value of $50,070,555 and an identified cost of $40,253,651 at June 7, 2013, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The Fund was the legal survivor of the reorganization. The Predecessor Fund was the accounting survivor of the reorganization. Accordingly, the Predecessor Fund's performance and financial history became the performance and financial history of the Fund. Prior to the reorganization, the Fund was named Pioneer Fundamental Value Fund.

The following charts show the details of the reorganization as of the Closing
Date:

-----------------------------------------------------------------------------------------------------
                        Pioneer Fundamental         Pioneer Disciplined         Pioneer Disciplined
                        Value Fund                  Value Fund                  Value Fund
                        (Pre-Reorganization)        (Pre-Reorganization)        (Post-Reorganization)
-----------------------------------------------------------------------------------------------------
Net Assets

Class A                 $  764,864,326              $ 3,770,407                 $  768,634,733
Class B                     34,055,436                       --                     34,055,436
Class C                    227,553,144                1,114,387                    228,667,531
Class R                     25,400,093                       --                     25,400,093
Class Y                    399,112,240               45,499,772                    444,612,012
Class Z                      7,193,120                       --                      7,193,120
-----------------------------------------------------------------------------------------------------
Total Net Assets        $1,458,178,359              $50,384,566                 $1,508,562,925
-----------------------------------------------------------------------------------------------------
Shares Outstanding

Class A                     37,992,998                  187,303*                    38,180,301
Class B                      1,695,126                       --                      1,695,126
Class C                     11,375,131                   55,719*                    11,430,850
Class R                      1,281,684                       --                      1,281,684
Class Y                     19,796,357                2,256,944*                    22,053,301
Class Z                        359,707                       --                        359,707

40 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

--------------------------------------------------------------------------------
                              Pre-conversion     Conversion      Post-conversion
                              Shares             Ratio*          Shares
--------------------------------------------------------------------------------
Class A                         390,457          0.4797            187,303
Class C                         114,961          0.4847             55,719
Class Y                       4,641,814          0.4862          2,256,944

* Shares amount have been adjusted to reflect conversion ratios utilized to align the net asset values of the Predecessor Fund with those of the Fund.

--------------------------------------------------------------------------------
                                                                Shares
                                                 Exchange       Issued In
                                                 Ratio          Reorganization**
--------------------------------------------------------------------------------
Class A                                          1.0000               37,992,998
Class B                                          1.0000                1,695,126
Class C                                          1.0000               11,375,131
Class R                                          1.0000                1,281,684
Class Y                                          1.0000               19,796,357
Class Z                                          1.0000                  359,707

** Reflects shares issued by the predecessor fund, the accounting survivor as shown on the Statement of Changes.

--------------------------------------------------------------------------------
                                          Unrealized             Accumulated
                                          Appreciation           Gain (loss)
                                          on Closing Date        on Closing Date
--------------------------------------------------------------------------------
Fund                                      $275,137,514           $6,693,976
Predecessor Fund                             9,816,904                5,073

Assuming the Reorganization had been completed on September 1, 2012, the beginning of the Fund's current fiscal period, the pro forma results of operations for the fiscal year ended August 31, 2013, are as follows:

Net Investment income (loss)                                        $ 36,192,855
Net realized and unrealized gains (losses)                           693,749,029
--------------------------------------------------------------------------------
Change in net assets resulting from operations                      $729,941,884
================================================================================

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Fund that have been included in the Statements of Operations since the Reorganization was consummated.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust III and the Shareowners of Pioneer Disciplined Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Disciplined Value Fund (formerly Pioneer Fundamental Value Fund) Fund, the sole portfolio comprising Pioneer Series Trust III (the "Trust"), as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian or others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Value Fund (formerly, Pioneer Fundamental Value Fund) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

Boston, Massachusetts
October 28, 2013

42 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 100.00%.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 43

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

44 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held with the Fund  Length of Service   Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Trustee since       Chairman and Chief Executive Officer,              Director, Broadridge
Chairman of the Board        2006. Serves until  Quadriserv, Inc. (technology products for          Financial Solutions, Inc.
and Trustee                  a successor         securities lending industry) (2008 - present);     (investor communications and
                             trustee is elected  private investor (2004 - 2008); and Senior         securities processing
                             or earlier          Executive Vice President, The Bank of New York     provider for financial
                             retirement or       (financial and securities services) (1986 - 2004)  services industry) (2009 -
                             removal.                                                               present); Director,
                                                                                                    Quadriserv, Inc. (2005 -
                                                                                                    present); and Commissioner,
                                                                                                    New Jersey State Civil
                                                                                                    Service Commission (2011 -
                                                                                                    present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since       Managing Partner, Federal City Capital Advisors    Director of Enterprise
Trustee                      2005. Serves until  (corporate advisory services company) (1997 -      Community Investment, Inc.
                             a successor         2004 and 2008 - present); Interim Chief            (privately-held affordable
                             trustee is elected  Executive Officer, Oxford Analytica, Inc.          housing finance company)
                             or earlier          (privately held research and consulting company)   (1985 - 2010); Director of
                             retirement or       (2010); Executive Vice President and Chief         Oxford Analytica, Inc. (2008
                             removal.            Financial Officer, I-trax, Inc. (publicly traded   - present); Director of The
                                                 health care services company) (2004 - 2007); and   Swiss Helvetia Fund, Inc.
                                                 Executive Vice President and Chief Financial       (closed-end fund) (2010 -
                                                 Officer, Pedestal Inc. (internet-based mortgage    present); and Director of
                                                 trading company) (2000 - 2002)                     New York Mortgage Trust
                                                                                                    (publicly traded mortgage
                                                                                                    REIT) (2004 - 2009, 2012 -
                                                                                                    present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)    Trustee since       William Joseph Maier Professor of Political        Trustee, Mellon
Trustee                      2008. Serves until  Economy, Harvard University (1972 - present)       Institutional Funds
                             a successor                                                            Investment Trust and Mellon
                             trustee is elected                                                     Institutional Funds Master
                             or earlier                                                             Portfolio (oversaw 17
                             retirement or                                                          portfolios in fund complex)
                             removal.                                                               (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 45

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held with the Fund  Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since        Founding Director, Vice President and Corporate   None
Trustee                      2005. Serves until   Secretary, The Winthrop Group, Inc. (consulting
                             a successor          firm) (1982-present); Desautels Faculty of
                             trustee is elected   Management, McGill University (1999 - present);
                             or earlier           and Manager of Research Operations and
                             retirement or        Organizational Learning, Xerox PARC, Xerox's
                             removal.             advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since        President and Chief Executive Officer, Newbury,   Director of New America
Trustee                      2005. Serves until   Piret & Company, Inc. (investment banking firm)   High Income Fund, Inc.
                             a successor          (1981 - present)                                  (closed-end investment
                             trustee is elected                                                     company) (2004 - present);
                             or earlier                                                             and member, Board of
                             retirement or                                                          Governors, Investment
                             removal.                                                               Company Institute (2000 -
                                                                                                    2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)         Trustee since        Senior Counsel, Sullivan & Cromwell LLP (law      Director, The Swiss
Trustee                      2012. Serves until   firm) (1998 - present); and Partner, Sullivan &   Helvetia Fund, Inc.
                             a successor          Cromwell LLP (prior to 1998)                      (closed-end investment
                             trustee is elected                                                     company); and Director,
                             or earlier                                                             Invesco, Ltd. (formerly
                             retirement or                                                          AMVESCAP, PLC) (investment
                             removal.                                                               manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service   Principal Occupation                                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*     Trustee since       Non-Executive Chairman and a director of Pioneer     None
Trustee, President and       2005. Serves until  Investment Management USA Inc. ("PIM-USA");
Chief Executive Officer      a successor         Chairman and a director of Pioneer; Chairman and
of the Fund                  trustee is elected  Director of Pioneer Institutional Asset
                             or earlier          Management, Inc. (since 2006); Director of Pioneer
                             retirement or       Alternative Investment Management Limited (Dublin)
                             removal.            (until October 2011); President and a director of
                                                 Pioneer Alternative Investment Management
                                                 (Bermuda) Limited and affiliated funds; Deputy
                                                 Chairman and a director of Pioneer Global Asset
                                                 Management S.p.A. ("PGAM") (until April 2010);
                                                 Director of Nano-C, Inc. (since 2003); Director of
                                                 Cole Management Inc. (2004 - 2011); Director of
                                                 Fiduciary Counseling, Inc. (until December 2011);
                                                 President of all of the Pioneer Funds; and Retired
                                                 Partner, Wilmer Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*    Trustee since       Director, CEO and President of PIM-USA (since        None
Trustee and Executive        2007. Serves until  February 2007); Director and President of Pioneer
Vice President               a successor         and Pioneer Institutional Asset Management, Inc.
                             trustee is elected  (since February 2007); Executive Vice President of
                             or earlier          all of the Pioneer Funds (since March 2007);
                             retirement or       Director of PGAM (2007 - 2010); Head of New Europe
                             removal.            Division, PGAM (2000 - 2005); Head of New Markets
                                                 Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 47

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                                  Other Directorships
Position Held with the Fund  Length of Service     Principal Occupation                                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)   Since 2005. Serves    Vice President and Associate General Counsel of Pioneer       None
Secretary                    at the discretion of  since January 2008 and Secretary of all of the Pioneer
                             the Board.            Funds since June 2010; Assistant Secretary of all of the
                                                   Pioneer Funds from September 2003 to May 2010; and Vice
                                                   President and Senior Counsel of Pioneer from July 2002 to
                                                   December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)       Since 2010. Serves    Fund Governance Director of Pioneer since December 2006       None
Assistant Secretary          at the discretion of  and Assistant Secretary of all the Pioneer Funds since
                             the Board.            June 2010; Manager - Fund Governance of Pioneer from
                                                   December 2003 to November 2006; and Senior Paralegal of
                                                   Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2010. Serves    Counsel of Pioneer since June 2007 and Assistant Secretary    None
Assistant Secretary          at the discretion of  of all the Pioneer Funds since June 2010; and Vice
                             the Board.            President and Counsel at State Street Bank from October
                                                   2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2008. Serves    Vice President - Fund Treasury of Pioneer; Treasurer of       None
Treasurer and Chief          at the discretion of  all of the Pioneer Funds since March 2008; Deputy
Financial                    the Board.            Treasurer of Pioneer from March 2004 to February 2008; and
and Accounting Officer of                          Assistant Treasurer of all of the Pioneer Funds from March
the Fund                                           2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)        Since 2005. Serves    Assistant Vice President - Fund Treasury of Pioneer; and      None
Assistant Treasurer          at the discretion of  Assistant Treasurer of all of the Pioneer Funds
                             the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)           Since 2005. Serves    Fund Accounting Manager - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion of  Assistant Treasurer of all of the Pioneer Funds
                             the Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves    Fund Administration Manager - Fund Treasury of Pioneer        None
Assistant Treasurer          at the discretion of  since November 2008; Assistant Treasurer of all of the
                             the Board.            Pioneer Funds since January 2009; and Client Service
                                                   Manager - Institutional Investor Services at State Street
                                                   Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                                 Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of all the          None
Chief Compliance Officer     at the discretion of   Pioneer Funds since March 2010; Director of Adviser and
                             the Board.             Portfolio Compliance at Pioneer since October 2005; and
                                                    Senior Compliance Officer for Columbia Management
                                                    Advisers, Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)        Since 2006. Serves     Director--Transfer Agency Compliance of Pioneer and         None
Anti-Money Laundering        at the discretion of   Anti-Money Laundering Officer of all the Pioneer Funds
Officer                      the Board.             since 2006
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 49

                           This page for your notes.

50 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

                           This page for your notes.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/13 51

                           This page for your notes.

52 Pioneer Disciplined Value Fund | Annual Report | 8/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19429-07-1013

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Series Trust III:
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $23,934 in 2013 and $30,187 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust III:
Audit-Related Fees
There were no fees for audit-related or other services provided to the Trust during the fiscal years ended August 31, 2013 and 2012.



(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust III:
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,131 and $8,290 in 2013 and 2012, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust III:
Other Fees
There were no fees for audit-related or other services provided to the Trust during the fiscal years ended August 31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

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GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

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    (2) Disclose the percentage of services described in each of paragraphs (b)
   through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended
August 31, 2013 and 2012,there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Funds and affiliates, as previously defined,totaled approximately approximately $8,131 in 2013 and $8,290 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Funds audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust III


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2013

* Print the name and title of each signing officer under his or her signature.